UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2020 (November 24, 2020)

OMNICHANNEL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39726	85-3113789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Springfield Avenue #8

Summit, NJ 07901

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (908) 271-6641

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	OCA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	OCA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OCA WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Consummation of Initial Public Offering

On November 24, 2020, Omnichannel Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,000,000 warrants (the “Private Placement Warrants”) to Omnichannel Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO (which amount includes $7,000,000 of the underwriters’ deferred discount) and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 24, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Over-Allotment Closing

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 3,000,000 additional units to cover over-allotments (the “Over-Allotment Units”), if any.

On November 30, 2020, the underwriters purchased 650,000 Over-Allotment Units pursuant to the partial exercise of the Over-Allotment Option. The Over-Allotment Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $6,500,000.

On November 30, 2020, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale (the “Over-Allotment Private Placement”) of an additional 130,000 Private Placement Warrants to the Sponsor, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $130,000.

Including the sale of the Over-Allotment Units, there were an aggregate of 20,650,000 Units sold in the IPO. Following the expiration of the underwriters’ over-allotment option, assuming no further exercises by the underwriters, the initial stockholders will own 5,162,500 shares of Class B common stock, representing 20% of the issued and outstanding shares of the Company.

The Company’s unaudited pro forma balance sheet as of November 30, 2020, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Over-Allotment Private Placement as if they had occurred on the audited balance sheet date of November 24, 2020, is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 24, 2020
99.2	Unaudited Pro Forma Balance Sheet as of November 30, 2020
99.3	Press Release, dated November 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICHANNEL ACQUISITION CORP.

	By:	/s/ Matt Higgins
		Name:	Matt Higgins
		Title:	Chief Executive Officer

Dated: December 1, 2020

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